Exhibit 99.1

INVO Bioscience Regains Compliance with Nasdaq Minimum Stockholders’ Equity Requirement

SARASOTA, Fla., November 28, 2023 — INVO Bioscience, Inc. (Nasdaq: INVO) (“INVO” or the “Company”), a healthcare services company focused on expanding access to advanced fertility treatment worldwide with its INVOcell® medical device and the intravaginal culture (“IVC”) procedure it enables, today announced the Company received notice from The Nasdaq Capital Market, LLC (“Nasdaq”), dated November 22, 2023, informing INVO that it has regained compliance with the minimum stockholders’ equity requirement as set forth under NASDAQ Listing Rule 5550(b)(1) for continued listing on Nasdaq. The Company will be subject to a mandatory panel monitor for a period of one year from the date of the notification.

Nasdaq had previously notified INVO on November 23, 2022 that INVO was not in compliance with the minimum stockholders’ equity rule because it failed to maintain stockholders’ equity of at least $2,500,000. In order to regain compliance with the rule, the Company was required to demonstrate stockholder’s equity of at least $2,500,000.

On November 20, 2023, the Company entered into a share exchange agreement with Cytovia Therapeutics Holdings, Inc. (“Cytovia”) for Cytovia’s acquisition of 1,200,000 shares of the Company’s newly designated Series B Preferred Stock in exchange for 163,637 shares of common stock of NAYA Biosciences Inc. (“NAYA”) held by Cytovia valued at $6,000,000. On November 20, 2023, the Company and Cytovia closed on the exchange of shares. Prior to the share exchange, Cytovia owned $50,000,000 in NAYA shares which it received as partial consideration for the acquisition by NAYA of two NK Engager bi-specific antibodies targeting, respectively, GPC3 for the treatment of Hepatocellular Carcinoma and CD38 for the treatment of Multiple Myeloma.

As a result of the exchange and based on the significant reduction in net loss demonstrated in INVO’s Form 10-Q for the quarter ended September 30, 2023, the ongoing and further expected reduction in certain operating costs, including the end of research and development expenses related to securing FDA clearance for the INVOcell label update, and profits from the operations of our previously-acquired clinic, Wisconsin Fertility Institute, the Company’s stockholders’ equity was sufficient to maintain its Nasdaq listing.

As previously noted on October 23, 2023, INVO and NAYA, a company dedicated to increasing patient access to breakthrough treatments in oncology and regenerative medicine, jointly announced that they had entered into a definitive merger agreement (the “Merger”) for INVO to acquire NAYA Biosciences in an all-stock transaction. Both companies are continuing to work on outstanding closing conditions for the contemplated merger including, without limitation, the effectiveness of a registration statement on Form S-4 to be filed by the Company, the approval of the merger by INVO’s stockholders and NAYA’s stockholders, and the completion of equity financings.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in INVO Bioscience’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown uncertainties and other factors which are, in some cases, beyond INVO Bioscience’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects INVO Bioscience’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. INVO Bioscience assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

CONTACT

INVO Bioscience:

Steve Shum

978-878-9505

sshum@invobio.com

INVO Investor Contact:

Robert Blum (Lytham Partners, LLC)

602-889-9700

INVO@lythampartners.com